Exhibit 31.1

                                 Certifications
                                 --------------

I, William Tan, certify that:

1.  I have reviewed  this  annual  report  on Form  10-K of  Zunicom,  Inc.  and
Subsidiary;

2.  Based on my  knowledge,  this  annual  report  does not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made,  not  misleading  with  respect to the period  covered by this annual report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this annual  report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.  The  registrant's  other  certifying  officer  and  I  are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as defined in Exchange Act Rules  13a-15(f) and  15d-15(f))  for the
registrant and have:

         (a) Designed such disclosure  controls and  procedures,  or caused such
         disclosure   controls  and   procedures   to  be  designed   under  our
         supervision,  to  ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this annual report is being prepared;

         (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

         (c)  Disclosed in this report any change in the  registrant's  internal control over financial  reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or  is reasonably  likely to  materially  affect,  the  registrant's  internal control over financial reporting; and

         (d) Disclosed in this report any change in the small business  issuer's internal  control over  financial  reporting  that occurred  during the small business  issuer's most recent fiscal quarter (the small business issuer's  fourth fiscal  quarter in the case of an annual  report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial  reporting.

5. The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors:

                                     31.1-1

         (a) All significant  deficiencies and material weaknesses in the design or operation of internal  control over  financial  reporting  which are reasonably  likely to  adversely  affect  the  registrant's  ability to record, process, summarize and report financial information; and

         (b) Any fraud,  whether or not material,  that  involves  management or other  employees  who  have a  significant  role  in  the  registrant's internal control over financial reporting.

Date:  April 5, 2010

                                         /s/ William Tan
                                         -------------------------------------
                                         William Tan
                                         President and Chief Executive Officer
                                         (principal executive officer)